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EXHIBIT 1.2

                       The Bank of New York Company, Inc.

                   Underwriting Agreement Standard Provisions
                                  (August 2002)

         From time to time, The Bank of New York Company, Inc., a New York corporation (the "Company"), may enter into one or more pricing agreements (each, a "Pricing Agreement") in the form of Annex I hereto, together with, if such Pricing Agreement so specifies, a statutory business trust formed under the laws of the State of Delaware (each, a "Trust" and, collectively, the "Trusts") to offer and sell Designated Securities (as defined herein), including, in the case of the Trust, only Preferred Securities (as defined herein). Each such Pricing Agreement, with such additions, deletions or modifications to these Underwriting Agreement Standard Provisions (these "Standard Provisions") as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, shall provide that the Company or the Trust identified in such Pricing Agreement (such Trust being the "Designated Trust" with respect to such Pricing Agreement), as the case may be, shall issue and sell to the firms named in Schedule I to such Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain securities of the Company or the Designated Trust, as the case may be, specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Designated Securities"). If specified in such Pricing Agreement, the Company or the Designated Trust, as the case may be, may grant to the Underwriters the right to purchase at their election an additional number of such securities specified in such Pricing Agreement as provided in Section 3 hereof (with respect to such Pricing Agreement, the "Optional Designated Securities"). The Firm Designated Securities and the Optional Designated Securities, if any, with respect to such Pricing Agreement, are collectively called the "Designated Securities."

         If the Designated Securities are to be issued and sold to the Underwriters by the Company, such Designated Securities shall, as specified in the applicable Pricing Agreement, consist of either (i) a series of the Company's senior debt securities (the "Senior Debt Securities") to be issued pursuant to an indenture dated as of July 18, 1991, as it may be supplemented from time to time (the "Senior Indenture"), between the Company and Bankers Trust Company, as trustee, (ii) a series of the Company's senior subordinated debt securities (the "Senior Subordinated Debt Securities") to be issued pursuant to an indenture dated as of October 1, 1993, as it may be supplemented from time to time (the "Senior Subordinated Indenture"), between the Company and Chase Manhattan Trust Company, National Association, as trustee, (iii) a series of the Company's junior subordinated debt securities (the "Junior Subordinated Debt Securities") to be issued pursuant to an indenture dated as of December 25, 1996, as it may be supplemented from time to time (the "Junior Subordinated Indenture" and, together with the Senior Indenture and the Senior Subordinated Indenture, each, an "Indenture"), between the Company and Bank One, National Association, as trustee (the "Junior Trustee"), (iv) a series of the Company's preferred stock, without par value (the "No Par Preferred Stock"), or a series of the Company's preferred stock, par value $2.00 per share (together with the No Par Preferred Stock, the "Preferred Stock"), or (v) shares of the Company's common stock, par value $7.50 per share (the "Common Stock"),

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including a preferred stock purchase right for each such share issued pursuant to a rights agreement dated as of December 10, 1985, as amended from time to time, between the Company and The Bank of New York, as rights agent. If specified in the applicable Pricing Agreement, the Preferred Stock shall be deposited by the Company against delivery of receipts (the "Depositary Receipts") to be issued by the bank or trust company named in such Pricing Agreement as the depositary (the "Depositary") under a deposit agreement, to be dated as of the date specified in such Pricing Agreement (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Such Depositary Receipts will evidence depositary shares (the "Depositary Shares") and each Depositary Share will represent the number of shares of Preferred Stock, or fractions thereof, specified in such Pricing Agreement.

         If the Designated Securities are to be issued and sold to the Underwriters by the Designated Trust, such Designated Securities shall, as specified in the applicable Pricing Agreement, consist of preferred securities representing preferred beneficial interests in the Designated Trust (the "Preferred Securities") to be issued pursuant to an amended and restated trust agreement with a bank or trust company named in such Pricing Agreement to be dated as of the date specified in such Pricing Agreement (each, a "Trust Agreement"). The proceeds of the concurrent sale of such Preferred Securities to the public and of the common securities representing common ownership interests in the Designated Trust (the "Common Securities") to the Company are to be invested in a series of Junior Subordinated Debt Securities specified in such Pricing Agreement (the "Corresponding Junior Subordinated Debt Securities"). Such Preferred Securities will be guaranteed by the Company (each, a "Guarantee") to the extent set forth in a guarantee agreement to be dated as of the date specified in such Pricing Agreement (each, a "Guarantee Agreement") between the Company and a bank or trust company named in such Pricing Agreement (the "Guarantee Trustee"). In connection with the issuance and sale of such Preferred Securities, the Designated Trust will enter into an expense agreement to be dated as of the date specified in such Pricing Agreement (each, an "Expense Agreement") with the Company pursuant to which the Company will reimburse the Designated Trust for certain expenses set forth therein.

         The terms of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement with respect thereto as described herein.

         1) Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who will act without any firm being designated as their representative. These Standard Provisions shall not be construed as an obligation of the Company or any Trust, as the case may be, to sell any of its securities or as an obligation of any Underwriter to purchase any of such securities. The obligation of the Company or any Trust, as the case may be, to issue and sell any of its securities and the obligation of any Underwriter to purchase any of such securities shall be evidenced by the Pricing Agreement with respect to only the Designated Securities specified therein. Each Pricing Agreement shall specify the number of Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of the Designated Securities or the manner of determining such price, certain terms of such Designated Securities, including the terms on which and terms of the securities into which such Designated Securities will be exchangeable or

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convertible, if any, the purchase price to the Underwriters of such Designated
Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, if any, the number of such Designated Securities to be purchased by each Underwriter and the compensation, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Designated Securities and Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. These Standard Provisions will be incorporated by reference in the Pricing Agreement with any such additions, deletions or modifications hereto as the parties thereto may determine and shall be deemed to be a part of the Pricing Agreement to the same extent as if such provisions had been set forth in full therein. The term "Pricing Agreement" as used herein shall refer to the Pricing Agreement relating to particular Designated Securities, including the incorporation therein of these Standard Provisions as so modified. The obligations of the Underwriters under each Pricing Agreement shall be several and not joint.

         2) Each of the Company and the Designated Trust, if applicable, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that (it being understood that additional representations and warranties may be agreed to by the Representatives and the Company and the Designated Trust, if applicable, in the Pricing Agreement to reflect, among other things, any conversion or exchange features relating to the Designated Securities):

            a) A registration statement on Form S-3 (the file number of which shall be specified in the Pricing Agreement) (the "Initial Registration Statement") in respect of certain securities of the Company and the Trusts, including the Designated Securities, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives, have been declared effective by the Commission in such form; other than the registration statement, if any (the file number of which shall be specified in the Pricing Agreement), increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), which became effective under the Act upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or used in connection with the offering and sale of the Designated Securities (other than in making confirmations of sales of such Designated Securities) is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and any Rule 462(b) Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, but excluding any Statement of Eligibility under the Trust Indenture Act (as defined herein) (Form T-1) of a trustee contained therein, if applicable, or such part of such Rule 462(b) Registration Statement, if any, became or hereafter

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becomes effective, and including, to the extent applicable, the information deemed to be included therein pursuant to Rule 430A of the rules and regulations of the Commission under the Act, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the securities of the Company and the Trusts registered under any prior registration statement, the Initial Registration Statement or the Rule 462(b) Registration Statement, as the case may be, in the form in which it has most recently been filed with the Commission on or prior to the date of the relevant Pricing Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or such Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or such Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or such Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

                  b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and, if applicable, to the Designated Trust by an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

                  c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, the rules and regulations of the Commission thereunder, and, if applicable, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, as to the Registration Statement and any amendment thereto, do not and will not, as of the applicable effective date as to the Registration Statement and such amendment contain an

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untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, as to the Prospectus and any amendment or supplement thereto, do not and will not, as of their dates and their applicable filing dates as to the Prospectus and such amendment or supplement, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and, if applicable, to the Designated Trust by an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities or, if applicable, to that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of a trustee.

                  d) Since the date of the latest audited financial statements included in or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the creditworthiness of the Company and its subsidiaries on a consolidated basis otherwise than as set forth or contemplated in the Prospectus.

                  e) Each of the Company and The Bank of New York (the "Bank") has been duly organized and is validly existing as a corporation or banking corporation, as the case may be, and is an existing corporation or banking corporation, as the case may be, in good standing under the laws of the State of New York.

                  f) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued, are fully paid and nonassessable (except as provided in Article III of the Banking Law of the State of New York) and are owned by the Company, free and clear of all liens, encumbrances, equities or claims.

                  g) If the Designated Securities are to be issued and sold to the Underwriters by the Company, in the case of either Senior Debt Securities, Senior Subordinated Debt Securities or Junior Subordinated Debt Securities, the Designated Securities have been duly authorized by the Company and, when validly issued by the Company and validly authenticated and delivered by the applicable trustee pursuant to the applicable Indenture, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

         Additionally:

                     i) In the case of Senior Debt Securities, such Senior Debt Securities will be entitled to the benefits provided by the Senior Indenture; the Senior Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and the Senior Indenture constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms,

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         subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and such Senior Debt Securities and the Senior Indenture will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Senior Debt Securities;

                       ii) In the case of Senior Subordinated Debt Securities, such Senior Subordinated Debt Securities will be entitled to the benefits provided by the Senior Subordinated Indenture; the Senior Subordinated Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and the Senior Subordinated Indenture constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and such Senior Subordinated Debt Securities and the Senior Subordinated Indenture will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Senior Subordinated Debt Securities; and

                       iii) In the case of Junior Subordinated Debt Securities, such Junior Subordinated Debt Securities will be entitled to the benefits of the Junior Subordinated Indenture; the Junior Subordinated Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and the Junior Subordinated Indenture constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and such Junior Subordinated Debt Securities and the Junior Subordinated Indenture will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Junior Subordinated Debt Securities.

                  h) If the Designated Securities are to be issued and sold to the Underwriters by the Company, in the case of either shares of Preferred Stock or Common Stock, such shares have been duly authorized and, when such shares are issued and delivered pursuant to the Pricing Agreement with respect to such shares, such shares will be duly and validly issued and fully paid and non-assessable; and such shares will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such shares.

                  i) If the Designated Securities are to be issued and sold to the Underwriters by the Company, in the case of Depositary Shares, such Depositary Shares have been duly authorized and, when such Depositary Shares are issued and delivered pursuant to the Deposit Agreement and the Pricing Agreement with respect to such Depositary Shares, the related Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement; and such Depositary Shares will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Depositary Shares.

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                  j)   If the Designated Securities are to be issued and sold to
the Underwriters by the Company, the issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Pricing Agreement, the Deposit Agreement and the applicable Indenture, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any of its subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties except, in the case of clauses (i) and (iii), any such conflict, breach or violation that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole, or on the issuance and sale of the Designated Securities; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by the Pricing Agreement, the Deposit Agreement or the applicable Indenture, if any, except such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act, if applicable, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

                  k) If the Designated Securities are to be issued and sold to the Underwriters by the Designated Trust:

                       i) The Designated Trust has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware, with power and authority (trust and other) to own its property and conduct its business as described in the Prospectus, and to enter into and perform its obligations under the Pricing Agreement and the Designated Securities and to consummate the transactions contemplated by the Pricing Agreement; the Designated Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Designated Trust; the Designated Trust has conducted and will conduct no business other than the transactions contemplated by the Pricing Agreement and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust is not a party to or bound by any agreement or instrument other than the Pricing Agreement, the Trust Agreement of the Designated Trust and the agreements and instruments contemplated by such Trust Agreement and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Pricing Agreement and the Trust Agreement of the Designated Trust and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust is not a party to or subject to any action, suit or proceeding of any nature;

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         the Designated Trust is not, and at the Time of Delivery will not be, classified as an association taxable as a corporation for United States federal income tax purposes;

                           ii) The Designated Securities have been duly authorized on behalf of the Designated Trust by the Company, as depositor of the Designated Trust, and, when the Designated Securities are issued and delivered pursuant to the Pricing Agreement, the Designated Securities will have been duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the Trust Agreement; and the Designated Securities will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities;

                           iii) The holders of the Designated Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; the issuance of the Designated Securities is not subject to preemptive or other similar rights;

                           iv) The Common Securities of the Designated Trust have been duly authorized on behalf of the Designated Trust by the Company, as depositor of the Designated Trust, and, upon delivery by the Designated Trust to the Company against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and non-assessable beneficial interests in the Designated Trust and will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities; the issuance of the Common Securities is not subject to preemptive or other similar rights; and, at the Time of Delivery, all of the issued and outstanding Common Securities of the Designated Trust will be directly owned by the Company, free and clear of all liens, encumbrances, equities or claims;

                           v) The Guarantee Agreement, the Trust Agreement, the Corresponding Junior Subordinated Debt Securities, the Expense Agreement and the Junior Subordinated Indenture (collectively referred to as the "Company Agreements") have each been duly authorized by the Company; the Junior Subordinated Indenture has been duly executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; except for the Junior Subordinated Indenture, each Company Agreement, when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, and, in the case of the Trust Agreement, by the Issuer Trustees (as defined in the Trust Agreement) and, in the case of the Corresponding Junior Subordinated Debt Securities, when validly issued by the Company and validly authenticated and delivered by the Junior Trustee pursuant to the Junior Subordinated Indenture, will constitute a valid and legally binding instrument or obligation, as the case may be, of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable

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         principles; the Trust Agreement, the Junior Subordinated Indenture and
         the Guarantee Agreement have each been duly qualified under the Trust Indenture Act; the Corresponding Junior Subordinated Debt Securities are entitled to the benefits of the Junior Subordinated Indenture; and the Company Agreements will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities;

                           vi) The issue and sale of the Designated Securities and the compliance by the Designated Trust with all of the provisions of the Designated Securities, the Trust Agreement, the Pricing Agreement, the purchase of the Corresponding Junior Subordinated Debt Securities by the Designated Trust and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Designated Trust is a party or, by which the Designated Trust is bound or to which any of the property or assets of the Designated Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement, the certificate of trust relating to the Designated Trust or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Designated Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the Designated Trust, the purchase of the Corresponding Junior Subordinated Debt Securities by the Designated Trust or the consummation by the Designated Trust of the transactions contemplated by the Pricing Agreement or the Trust Agreement, except such as have been, or will have been, prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters; and

                           vii) The issuance by the Company of the Guarantee, the issuance and delivery by the Company of the Corresponding Junior Subordinated Debt Securities, the compliance by the Company with all of the provisions of the Pricing Agreement and the Company Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any of its subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties except, in the case of clauses (i) and (iii), any such conflict, breach or violation that would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, considered as a whole, or on the issuance of the Guarantee or the Corresponding Junior Subordinated Debt Securities; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of the Guarantee, the issuance and delivery of the Corresponding Junior Subordinated Debt Securities or the consummation by the Company of the transactions contemplated by the Pricing Agreement or the Company Agreements except such as have been, or will have been, prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

                  l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries (including the Designated Trust, if applicable), which might result in any material adverse change in the financial condition, shareholders' equity or results of operations of the Company and its subsidiaries (including the Designated Trust, if applicable) considered as one enterprise.

                  m) Neither the Designated Trust, if applicable, nor the Company is, nor after giving effect to the offering and sale of the Designated Securities will either be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  n) The accounting firm named in the Prospectus as amended or supplemented as having certified the financial statements of the Company and its subsidiaries included in or incorporated by reference in such Prospectus are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  o) The Pricing Agreement has been duly authorized, executed and delivered by the Company and, if applicable, the Designated Trust.

         3) Upon the execution of the Pricing Agreement applicable to the Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company or the Designated Trust, as the case may be, may specify in the Pricing Agreement applicable to any Designated Securities that the Company or the Designated Trust, as the case may be, thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities specified in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised only by written notice from the Representatives to the Company, and if applicable, to the Designated Trust, given within the period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered (the Subsequent Time of Delivery as defined in Section 4 hereof, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Company, and if applicable, the Designated Trust, otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement).

         The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Company, and if applicable, the Designated Trust, has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company, and if applicable, the Designated Trust, has not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, their proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

         4) Certificates representing the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company or the Designated Trust, as the case may be, to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in immediately available funds to the account of the Company or the Designated Trust, as the case may be, specified in such Pricing Agreement, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company or the Designated Trust, as the case may be, may agree upon in writing, such time and date being herein called the "First Time of Delivery" and
(ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives and the Designated Securities may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Subsequent Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         5) The Company and the Designated Trust, if applicable, jointly and severally, agree with each of the Underwriters of the Designated Securities:

                a) To file the Prospectus as amended or supplemented with respect to the Designated Securities with the Commission; to make no further amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be reasonably disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery for such Designated

Securities and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities, of the suspension of the qualification of such Designated Securities or, if applicable, the Corresponding Junior Subordinated Debt Securities issuable upon termination of the Designated Trust, for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

         b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or, if applicable, the Corresponding Junior Subordinated Debt Securities issuable upon termination of the Designated Trust, for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Company nor any applicable Designated Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

         c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to nine months after the time of issue of the Prospectus in connection with the offering or sale of such Designated Securities or, if applicable, the Corresponding Junior Subordinated Debt Securities issuable upon termination of the Designated Trust, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or, if applicable, the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a Prospectus in connection with sales of such Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

         d) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Initial Registration Statement (as defined in Rule 158(c) of the rules and regulations of the Commission under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company or the Designated Trust, as the case may be, Rule 158 of the rules and regulations of the Commission under the Act).

         e) If such Designated Securities are to be issued and sold to the Underwriters by the Designated Trust, during the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and
(ii) the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided in the Pricing Agreement, any preferred securities in any of the Trusts, any other beneficial interests in the assets of the Designated Trust or any other Trust, or any preferred securities or any other securities of the Designated Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Designated Trust, any other Trust or the Company that are subordinated to the Senior Debt (as defined in the Junior Subordinated Indenture) of the Company in a manner substantially similar to the subordination of the Corresponding Junior Subordinated Debt Securities without the prior written consent of the Representatives.

         f) If such Designated Securities are to be issued and sold to the Underwriters by the Company, during the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided in the Pricing Agreement, any securities of the Company (other than (a) pursuant to employee stock option, profit sharing or thrift plans or the Company's Dividend Reinvestment and Stock Purchase Plan, (b) on exercise of warrants outstanding on the date of such Pricing Agreement, (c) on the conversion of convertible securities outstanding on the date of such Pricing Agreement or (d) directly or indirectly to a corporation or subsidiary, division or other business unit thereof, or a similar transaction, provided, however, that such corporation or its shareholders shall receive shares of Preferred Stock or Common Stock or securities substantially similar thereto, or securities convertible into, or exchangeable for, such shares or any security substantially similar thereto) that are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

         g) To furnish to the holders of such Designated Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Initial Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

         h) If the Company and, if applicable, the Designated Trust elect to rely upon Rule 462(b) of the rules and regulations of the Commission under the Act, the Company and, if applicable, the Designated Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with such Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of the Pricing Agreement with respect to such Designated Securities and the Company and, if applicable, the Designated Trust shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) of the rules and regulations of the Commission under the Act.

     6) The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and, if applicable, the Trust's counsel and accountants in connection with the registration of the Designated Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among underwriters, these Standard Provisions, the Pricing Agreement, any blue sky surveys or memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities and, if applicable, the Guarantee and the Corresponding Junior Subordinated Debt Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with such blue sky surveys or memoranda; (iv) any fees charged by securities rating services for rating the Designated Securities and, if applicable, the Corresponding Junior Subordinated Debt Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities and, if applicable, the issuance of the Guarantee and the Corresponding Junior Subordinated Debt Securities; (vi) the cost of preparing the Designated Securities and, if applicable, the Corresponding Junior Subordinated Debt Securities; (vii) the fees and expenses of any trustee and any agent of such trustee and the fees and disbursements of counsel for such trustee in connection with the Trust Agreement, any Indenture, the Guarantee Agreement and the Designated Securities;
(viii) the cost of qualifying the Designated Securities with The Depository Trust Company; (ix) all fees and expenses in connection with listing the Designated Securities (and the Corresponding Junior Subordinated Debt Securities, if necessary) on the New York Stock Exchange or any other organization and the cost of registering the Designated Securities (and the Corresponding Junior Subordinated Debt Securities, if necessary) under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations or the obligations of the Designated Trust under the Pricing Agreement that are not otherwise specifically provided for in this
Section 6. It is understood, however, that, except as provided in this Section 6 and Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

     7) The obligations of the Underwriters of the Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the

Designated Trust, if applicable, and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities true and correct, the condition that such Designated Trust and the Company shall have performed all of their respective obligations hereunder and thereunder theretofore to be performed, and the following additional conditions:

          a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

          b) Pillsbury Winthrop LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to, as applicable, the incorporation of the Company and the formation of the Designated Trust, the validity of the Designated Securities, the Corresponding Junior Subordinated Debt Securities and the Guarantee and the Registration Statement and the Prospectus as amended or supplemented and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          c) Paul Immerman, Senior Counsel of The Bank of New York, or other counsel designated by the Company reasonably acceptable to the Representatives and specified in the applicable Pricing Agreement, shall have furnished to the Representatives such written opinion or opinions to the effect of paragraphs (1) through (6), inclusive, below, and, if the Designated Securities are Preferred Securities, Sullivan & Cromwell, special counsel to the Company, or other counsel designated by the Company reasonably acceptable to the Representatives and specified in the applicable Pricing Agreement, shall have furnished to the Representatives such written opinion or opinions to the effect of paragraph (2), the first clause of paragraph (3), and paragraphs (4), 6(i), 6(ii), 6(iii) and 6(vi) below, in each case, dated each Time of Delivery for such Designated Securities, and in each case in form and substance satisfactory to the
Representatives:

              i) Each of the Company and the Bank has been duly incorporated, and is an existing corporation or banking corporation, respectively, in good standing under the laws of the State of New York and the Company has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented relating to the Designated Securities;

              ii) The Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Company;

              iii) Each part of the Registration Statement, when such part became effective, and the Prospectus as amended and supplemented, as of its date (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material respects, relevant to the offering of the Designated Securities, to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and nothing which came to the attention of such counsel in the course of such counsel's review (as described in such opinion) has caused such counsel to believe that, insofar as relevant to the offering of the Designated Securities, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended and supplemented, as of its date (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Prospectus as amended and supplemented, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel may state that he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended and supplemented except for those made under the captions in the Prospectus as amended or supplemented relating to the Designated Securities and to the underwriting arrangements relevant to the Designated Securities, in each case as identified in such opinion, insofar as they relate to provisions of documents therein described, and that such counsel does not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus as amended and supplemented or as to any Statement of the Eligibility under the Trust Indenture Act (Form T-1) of the applicable trustee);

              iv) The statements set forth under the captions in the Prospectus as amended or supplemented relating to the Designated Securities and to the underwriting arrangements relevant to the Designated Securities, insofar as they relate to provisions of documents therein described, constitute accurate summaries of the terms thereof in all material respects;

              v) If the Designated Securities are to be issued and sold to the Underwriters by the Company:

                     (1) In the case of either Senior Debt Securities, Senior Subordinated Debt Securities or Junior Subordinated Debt Securities, the applicable Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                     (2) In the case of either Senior Debt Securities, Senior Subordinated Debt Securities or Junior Subordinated Debt Securities, the Designated Securities have been duly authorized, executed and delivered by the Company, authenticated and issued in conformity with the terms of the applicable Indenture, are entitled to the benefits of such Indenture and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                        (3) In the case of shares of Preferred Stock or Common
               Stock, such shares have been duly authorized and validly issued and are fully paid and non-assessable;

                        (4) In the case of Depositary Shares, the Depositary
               Shares have been duly authorized and the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; the Depositary Receipts have been duly issued in accordance with the Deposit Agreement and the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement;

                        (5) All regulatory consents, authorizations, approvals
               and filings required to be obtained or made by the Company on or prior to the date of such opinion under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Designated Securities by the Company to the Underwriters, in accordance with the Pricing Agreement, have been obtained or made; provided, however, that such counsel need not express any opinion with respect to state securities laws; and

                        (6) The execution and delivery by the Company of the
               applicable Indenture, the Deposit Agreement and the Pricing Agreement do not, and the issuance and sale of the Designated Securities in accordance with the Pricing Agreement and the performance by the Company of its obligations under the applicable Indenture, the Deposit Agreement, the Pricing Agreement and the Designated Securities will not, violate the Company's Certificate of Incorporation, as amended, or By-Laws, in each case as in effect at the date of such opinion, result in a default under or breach of the agreements listed in an annex to such opinion, in each case as in effect at the date of such opinion, or violate any existing Federal law of the United States or law of the State of New York; provided, however, that such counsel need express no opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws that restrict transactions between United States persons and citizens or residents of certain foreign countries; provided, further, that insofar as performance by the Company and its obligations under the applicable Indenture, the Deposit Agreement, the Pricing Agreement and the Designated Securities is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                        vi) If the Designated Securities are to be issued and
               sold to the Underwriters by the Designated Trust:

                              (1) The Company Agreements have each been duly
                    authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and the Trust Agreement, the Junior Subordinated Indenture and the Guarantee Agreement have each been duly qualified under the Trust Indenture Act;

                              (2) The Corresponding Junior Subordinated Debt
                    Securities have been duly authorized, executed and delivered by the Company, authenticated and issued in conformity with the terms of the Junior Subordinated Indenture, are entitled to the benefits of the Junior Subordinated Indenture and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                              (3) The Designated Securities have been duly
                    authorized by the Company, as depositor, on behalf of the Designated Trust;

                              (4) All regulatory consents, authorizations,
                    approvals and filings required to be obtained or made by the Company or the Designated Trust, as the case may be, on or prior to the date of such opinion under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Designated Securities by the Designated Trust to the Underwriters and the issuance, sale and delivery by the Company to the Designated Trust of the Corresponding Junior Subordinated Debt Securities and the execution and delivery by the Company of the Guarantee Agreement, in accordance with the Pricing Agreement, have been obtained or made; provided, however, that such counsel need not express any opinion with respect to state securities laws;

                              (5) The execution and delivery by the Company of
                    the Company Agreements and the Pricing Agreement do not, and the issuance, sale and delivery of the Corresponding Junior Subordinated Debt Securities as contemplated by the Prospectus as amended and supplemented and the performance by the Company of its obligations under the Company Agreements and the Pricing Agreement will not, violate the Company's Certificate of Incorporation, as amended, or By-Laws, in each case as in effect at the date of such opinion, result in a default under or breach of certain agreements listed in an annex to such opinion, in each case as in effect at the date of such opinion, or violate any existing Federal law of the United States or law of the State of New York; provided, however, that such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries; provided, further, that insofar as performance by the Company of its obligations under the Company Agreements and the Pricing Agreement is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and

                      (6) The Designated Trust is not an "investment company" within the meaning of the Investment Company Act.

          d) If the Designated Securities are to be issued and sold to the Underwriters by the Designated Trust, Pepper Hamilton LLP, special Delaware counsel to the Designated Trust and the Company (or, if specified in the Pricing Agreement relating to such Designated Securities, such other special Delaware counsel reasonably acceptable to the Representatives), shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               i) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the laws of the State of Delaware, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

               ii) Under the laws of the State of Delaware and the Trust Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

               iii) The Trust Agreement constitutes a valid and legally binding obligation of the Company and the trustees named therein, enforceable against each of the Company and such trustees in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

               iv) Under the laws of the State of Delaware and the Trust Agreement, the Designated Trust has the power and authority to (a) execute and deliver the Pricing Agreement and to perform its obligations under the Pricing Agreement, and (b) issue and perform its obligations under the Designated Securities and the Common Securities;

               v) Under the laws of the State of Delaware and the Trust Agreement, the execution and delivery by the Designated Trust of the Pricing Agreement and the performance by the Designated Trust of its obligations thereunder have been duly authorized by all necessary action on the part of the Designated Trust;

               vi) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing the Designated Securities and the issuance of replacement certificates representing the Designated Securities and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

                   vii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Designated Trust;

                   viii) Under the laws of the State of Delaware and the Trust Agreement, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights;

                   ix) The issuance and sale by the Designated Trust of the Designated Securities and the Common Securities, the execution and delivery of the Pricing Agreement and the performance by the Designated Trust of the Pricing Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the certificate of trust of the Designated Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

                   x)    Assuming that the Designated Trust derives no income

         from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee (as defined in the Trust Agreement) and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities. In rendering the opinion expressed in this paragraph (10), such counsel need express no opinion concerning the securities laws of the State of Delaware; and

                   xi) Assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Designated Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.

               e) If the Designated Securities are to be issued and sold to the Underwriters by the Designated Trust, Sullivan & Cromwell, tax counsel for the Designated Trust and the

Company, or other counsel designated by the Company reasonably acceptable to the Representatives and specified in the applicable Pricing Agreement, shall have furnished to the Representatives such written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that such firm confirms its opinion set forth in the Prospectus as amended or supplemented under the caption "Certain Federal Income Tax Consequences" or a similar caption set forth therein.

              f) If specified in the Pricing Agreement relating to the Designated Securities, counsel for the Depositary or the applicable trustee shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, as to such matters reasonably requested by the Representatives and set forth in such Pricing Agreement.

              g) At each Time of Delivery with respect to the Designated Securities, Ernst & Young LLP (or, if specified in the Pricing Agreement relating to such Designated Securities, one or more other independent accountants reasonably acceptable to the Representatives) shall have furnished to the Representatives a letter or letters, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex II hereto or as may otherwise be agreed in an additional schedule to the Pricing Agreement with respect to such Designated Securities.

              h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended and supplemented with respect to the Designated Securities as of the date of the Pricing Agreement with respect to such Designated Securities, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as so amended and supplemented, the effect of which is in the Representatives' judgment after consultation with the Company so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as so amended and supplemented.

              i) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the rules and regulations of the Commission under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

              j) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iii) an outbreak or escalation of hostilities or other calamity or crisis having an adverse effect on the financial markets of the United States, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities.

              k) If required by the Pricing Agreement relating to the Designated Securities, the Designated Securities at the applicable Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange or other organization.

              l) The Designated Trust, if applicable, and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust, if applicable, and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust, if applicable, and the Company herein at and as of such Time of Delivery, as to the performance by each of the Designated Trust, if applicable, and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
(a) and (h) of this Section 7 and as to such other matters as the Representatives may reasonably request.

              m) If required by the Pricing Agreement relating to the Designated Securities, any additional conditions to the purchase by the Underwriters of Optional Designated Securities at the Subsequent Time of Delivery.

         8) a) The Company and the Designated Trust, if applicable, will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement (or in any prior registration statement to which the Prospectus, as a combined prospectus under Rule 429 of the rules and regulations of the commission under the Act, relates) or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and such Designated Trust shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein.

              b) Each Underwriter will indemnify and hold harmless the Company and the Designated Trust, if applicable, against any losses, claims, damages or liabilities to which the Company or such Designated Trust may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; and will reimburse the Company or such Designated Trust, as the case may be, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

              c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall without the prior written consent of the indemnified party effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

              d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Designated Trust, if applicable, on the one hand and the Underwriters on the other from the offering of the Designated Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and such Designated Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and such Designated Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and such Designated Trust bear to the total compensation received by such Underwriters in connection with the offering of the Designated Securities, in each case as set forth in the Prospectus as amended and supplemented with respect to the Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Designated Trust on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Designated Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities purchased by it were resold by it as contemplated in the Prospectus as amended and supplemented with respect to the Designated Securities exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            e) The obligations of the Company and the Designated Trust, if applicable, under this Section 8 shall be in addition to any liability which the Company or such Designated Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or such Designated Trust and to each person, if any, who controls the Company or such Designated Trust within the meaning of the Act.

         9) a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or the Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or such Optional Designated Securities, as the case may be, then the Designated Trust, if applicable, and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify such Designated Trust and the Company that they have so arranged for the purchase of such Designated Securities, or such Designated Trust and the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or such Designated Trust and the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and such Designated Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in these Standard Provisions shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                  b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust, if applicable, and the Company as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then such Designated Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust, if applicable, and the Company as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if such Designated Trust and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or to exercise the Over-allotment Option relating to such Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, such Designated Trust or the

Company, except for the expenses to be borne by such Designated Trust, the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10) The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust, if applicable, the Company and the several Underwriters, as set forth herein or made by or on behalf of them, respectively, pursuant hereto, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or such Designated Trust, the Company, or any officer or director or controlling person of such Designated Trust or the Company, and shall survive delivery of and payment for the Designated Securities.

         11) If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust, if applicable, nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of such Designated Trust or the Company as provided herein, such Designated Trust and the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but such Designated Trust and the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in
Section 6 and Section 8 hereof.

         12) In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust, if applicable, or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of such Designated Trust or the Company, as the case may be, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire, or telex constituting such questionnaire, which address will be supplied to such Designated Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13) Each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Designated Trust, if applicable, and the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of such Designated Trust or the Company and each person who controls such Designated Trust, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14) Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15) EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16) Each Pricing Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I

                            Form of Pricing Agreement

                                                                          [Date]

To the Underwriters named in
     Schedule I hereto (the "Underwriters")

c/o (Name(s) and Address(es) of Representative(s))

Ladies and Gentlemen:

         The Bank of New York Company, Inc., a New York corporation (the "Company"), and, if specified in Schedule II hereto, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions (August 2002) (the "Standard Provisions"), to issue and sell to the Underwriters the securities of the Company or the Designated Trust specified in Schedule II hereto (the "[Firm]1 Designated Securities"). [The Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase are herein referred to as the "Designated Securities".]

         Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you (it being understood that the term "Representatives" may also refer to a single firm acting as sole representative of the Underwriters if so specified herein or to Underwriters who will act without any firm being designated as their representative). Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of themselves and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Standard Provisions and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

_________________

/1/ The bracketed provisions contained in this form of Pricing Agreement shall be included if the Company or the Designated Trust, as the case may be, grants to the Underwriters the right to purchase at their election an additional number of Designated Securities specified herein.

         Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, [(a)] the Company or the Designated Trust, as the case may be, agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company or the Designated Trust, as the case may be, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the number of [Firm] Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto[, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Company or the Designated Trust, as the case may be, agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company or the Designated Trust, as the case may be, at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised].

         [The Company or the Designated Trust, as the case may be, hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Company or the Designated Trust, as the case may be, given within a period of __ calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company or the Designated Trust, as the case may be, otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and, if applicable, the Designated Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of agreement among underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        THE BANK OF NEW YORK COMPANY, INC.


                                        By:_______________________________
                                           Name:
                                           Title:



                                        [NAME OF DESIGNATED TRUST, IF ANY

                                        By: The Bank of New York Company, Inc.,
                                              as Depositor

                                        By:_______________________________
                                           Name:
                                           Title:]


Accepted as of the date hereof:

[Name(s) of Representative(s)]
As Representative(s) of the Underwriters named in Schedule I hereto


__________________________


By:_______________________
   Name:
   Title:

On behalf of each of the Underwriters
   named in Schedule I hereto

                                   SCHEDULE I
                             (TO PRICING AGREEMENT)

                                    Number of [Firm]       [Number of Maximum
                                    Designated             Optional Designated
                                    Securities to be       Securities to be
       Underwriter                  Purchased              Purchased]
------------------------            -----------------      -------------------



                                        -----------            -----------
         Total
                                        ===========            ===========

                                   SCHEDULE II
                             (TO PRICING AGREEMENT)

Title of Designated Securities:


Aggregate Principal Amount or Number of Designated Securities:

         [Firm] Designated Securities:
         [Maximum Optional Designated Securities:]

Initial Public Offering Price of Designated Securities:


Purchase Price to the Underwriters of Designated Securities:


Compensation of Underwriters:


Form of Designated Securities:

         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC or such custodian.

Account for Payment of Purchase Price by Underwriters:


Registration Statement:

         Initial Registration Statement File Number: 333-________
         Rule 462(b) Registration Statement File Number, if any: 333-__________

Listing of Designated Securities:

Other Terms of Designated Securities (including any exchange or conversion features thereof):



[First] Time of Delivery:



[Subsequent Time of Delivery:

         The time and date specified in the notice to be delivered by the Underwriters pursuant to Section 3 of the Standard Provisions.]

[Additional Closing Conditions to Purchase of Optional Designated Securities:]

Closing Location:



Name(s) and Address(es) of Representative(s):



If the Designated Securities are Depositary Shares:

Name of Depositary:



Deposit Agreement:



Depositary Shares Will Represent the Following Number of Shares of Preferred
Stock:



If the Designated Securities are Preferred Securities:

Designated Trust:



Trust Agreement:

Guarantee Agreement:



Expense Agreement:



Corresponding Junior Subordinated Debt Securities:

                                                                        ANNEX II

                               Accountants' Letter

         Pursuant to Section 7(g) of the Underwriting Agreement Standard Provisions (August 2002), the Company's independent certified public accountants shall furnish a letter or letters to the effect that:

         i. They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         ii. In their opinion, the consolidated financial statements, and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published rules and regulations thereunder; and they have made a review of the interim financial information of the Company and its subsidiaries for the periods specified in such letter in accordance with standards established by the American Institute of Certified Public Accountants under SAS 71, Interim Financial Information;

         iii. On the basis of limited procedures, not constituting an audit, consisting of a limited review of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (1) the unaudited information with respect to the annual consolidated results of operations and financial position for fiscal years which was included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year does not agree with the corresponding amount in the audited consolidated financial statements for such fiscal years which was included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three fiscal years;

         (2) the unaudited information with respect to the annual consolidated results of operations and financial position for such fiscal years which was included or incorporated by reference in the Prospectus does not agree with the corresponding amounts in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for the last three years;

         (3) any material modifications should be made to the unaudited consolidated financial statements included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles and such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the applicable published rules and regulations thereunder;

         (4) any unaudited financial data included in the Prospectus as at any time, or for any period ending, after the end of the latest interim period covered by a Quarterly Report on Form 10-Q of the Company do not agree with the corresponding amounts in the unaudited consolidated financial statements from which such data are derived;

         (5) the unaudited financial data included in the Prospectus do not agree with the corresponding amounts in the unaudited financial statements which were not included in the Prospectus but from which were derived such financial data;

         (6) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated shareholders' equity or allowance for loan losses, in each case as compared with amounts shown in the latest consolidated statement of condition included or incorporated by reference in the Prospectus except in each case for changes which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (7) for the period from the date of the latest complete consolidated financial statements included or incorporated by reference in the Prospectus to the specified date referred to in paragraph (6) above there were any decreases in consolidated net interest income, net interest income after provision for loan losses, or the net income of the Company, in each case as compared with the comparable period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         iv. In addition to the examination referred to in their reports included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraph (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), in exhibits to the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.